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EXHIBIT 10.2



                              AGREEMENT TO ABOLISH
                           STOCK REDEMPTION AGREEMENT
                           --------------------------

         The parties hereto, for consideration received and intending to be legally bound hereby, agree to terminate and abolish, effective the date hereof, that certain Stock Redemption Agreement, dated October 28, 1995, between Toll Brothers, Inc. and Bruce E. Toll.

         In Witness Whereof, the parties have executed this Agreement to Abolish Stock Redemption Agreement this 1st day of May, 2005, intending it to be effective as of the date hereof.

                                     Bruce E. Toll
                                     -------------
                                     Bruce E. Toll

                                     Toll Brothers, Inc.


                                     By: Joel H. Rassman
                                     -------------------
                                      Joel H. Rassman
                                      Executive Vice President, Chief Financial
                                      Officer and Treasurer